SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                            FORM 8-K
                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        October 15, 1996




                         Innotech, Inc.
     ------------------------------------------------------
     (exact name of registrant as specified in its charter)



Delaware                      0-27746             54-1560349
---------------               -----------        --------------
(State or other               (Commission         (IRS Employee
jurisdiction                  File No.)           Identification No.)
of incorporation)


5568 Airport Road, Roanoke, Virginia           24012
-----------------------------------------     --------
(Address of principal executive offices)     (Zip code)


Registrant's telephone no., including area code: (540) 362-2520
                                                 --------------

                    TOTAL NUMBER OF PAGES:  3

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Item 5.  Other Events.

          On October 15, 1996, the Registrant consummated the purchase of the warrant to acquire 150,000 units of Prism Ophthalmics, L.L.C. ("Prism") and the purchase of the option to acquire all of the outstanding equity interests of Prism, as described in the Current Report on Form 8-K of the Registrant dated October 2, 1996, filed with the Securities and Exchange Commission on October 10, 1996 and incorporated herein by reference.

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOTECH, INC.
                              (Registrant)



Date:  October 18, 1996       Ronald D. Blum
                              ---------------------------
                              Ronald D. Blum
                              Chairman of the Board and
                              Chief Executive Officer